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                                                                   EXHIBIT 10.12

                               XPLOR ENERGY, INC.

                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT is executed and delivered on this 24th day of September, 1997 (this "Agreement"), by and between XPLOR ENERGY, INC., a Delaware corporation (the "Company"), and ERI INVESTMENTS, INC., a Delaware corporation ("Equitable"), and 420 ENERGY INVESTMENTS, INC., a Delaware corporation ("Energy") (each of Equitable and Energy a "Stockholder"), and collectively the "Stockholders");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and the Stockholders are parties to that certain Acquisition Agreement and Plan of Organization dated as of August 19, 1997 (the "Acquisition Agreement") pursuant to which the Company will acquire all of the outstanding South Coast Ownership Interests (as defined in the Acquisition Agreement) from the Stockholders (the "Acquisition"); and

     WHEREAS, pursuant to the Acquisition Agreement, the Stockholders will have acquired, in exchange for the South Coast Ownership Interests, approximately ________ aggregate shares of common stock, par value $.001 per share, of the Company ("Common Stock"), and

     WHEREAS, it is a condition to the consummation of the transactions contemplated by the Acquisition Agreement that the Company has agreed to provide to the Stockholders the limited registration rights set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual terms, covenants and conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                              REGISTRATION RIGHTS

     The Company and each of the Stockholders covenant and agree as follows:

     1.1  Definitions.  For purposes of this Agreement:

     (a) The terms "register," "registered" and "registration" refer to a registration of securities effected by preparing and filing a registration statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.
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     (b) The term "Registrable Securities" means (i) the Common Stock received by the Stockholders pursuant to the Acquisition Agreement and (ii) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock.

     (c) The term "Restricted Securities" means the Registrable Securities upon original issuance thereof, subject to the provisions of Section 1.2 hereof.

     (d) The term "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or government or agency or political subdivision thereof.

     (e) The term "Board" means the Board of Directors of the Company.

     (f) The term "Commission" means the Securities and Exchange Commission.

     (g) The term "Securities Act" means the Securities Act of 1933, as amended, and the term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) The term "Best Efforts" means a Person's good faith best efforts in accordance with reasonable commercial practice.

     1.2 Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities but with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security ceases to be a Restricted Security when (a) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, (b) it is sold pursuant to Rule 144 or Rule 145 (or any similar provision them in force) under the Securities Act or (c) it is eligible for sale pursuant to Rule 144 or Rule 145 (or any similar provision then in force) under the Securities Act without any volume limitations.

     1.3  Registration on Request.

     (a) If, at any time after the consummation of an initial public offering ("IPO") of Common Stock (the "IPO Date"), the Company shall receive a written request from any Stockholder or Stockholders holding an aggregate of a majority of Registrable Securities that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall (i) if such request is received from less than all of the Stockholders, give prompt written notice of such requested registration to the other Stockholders, so that such other Stockholders shall have the opportunity to join in such request and (ii) subject to the limitations of Sections 1.5 and
1.7 hereof, effect the registration of all Registrable Securities that any such Stockholder or Stockholders request to be registered as soon as is practicable with the use of the Company's Best Efforts, but in no event later than 60 days after the receipt by the Company of such written request, by means of a shelf registration statement on any appropriate form under the

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Securities Act for an offering to be made on a continuous basis pursuant to Rule
415 under the Securities Act. The Company agrees to use its Best Efforts to keep such shelf registration statement continuously effective for a period of time following the date on which such shelf registration statement is declared effective equal to (i) 120 days in the case of a registration statement on Form S-3 or (ii) 60 days in the case of a registration statement on any other form, plus, in either case, the number of days of any discontinuance as described below.

     (b) If the requesting Stockholder or Stockholders intend to distribute the Registrable Securities covered by the request by means of an underwriting, they shall so advise the Company as a part of its request made pursuant to this
Section 1.3.

     (c) The Company is obligated to effect one registration pursuant to this
Section 1.3, in addition to any registrations in which the Stockholders may participate pursuant to the other provisions of this Agreement. A registration shall not be deemed to have been effected (i) unless it has become effective and remained effective for the period specified in Section 1.3(a) or, if earlier, until the Registrable Securities registered under such registration statement have been sold, or (ii) if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court.

     (d) If none of the Registrable Securities registered pursuant to any shelf registration pursuant to this Section 1.3 are to be sold in an underwritten offering, shares of Common Stock other than the Registrable Securities may be included among the securities covered by the registration statement effected pursuant to this Section 1.3; provided, that such registration statement includes a prospectus containing a plan of distribution satisfactory to the Stockholders including Registrable Securities therein. If any of the Registrable Securities registered pursuant to this Section 1.3 are to be sold in an underwritten offering, shares of Common Stock other than the Registrable Securities may be included among the securities covered by the registration statement subject to the right to exclude such other securities under Section 1.3(e).

     (e) If any of the Registrable Securities registered pursuant to any shelf registration pursuant to this Section 1.3 are to be sold in an underwritten offering, and the managing underwriter or underwriters deliver an opinion to the Company and the requesting Stockholder or Stockholders that the total number of shares of Common Stock which such Stockholder or Stockholders and any other Persons intend to include in such offering exceeds the number of shares that can be sold in such offering, then there shall be included in such underwritten offering the number of shares of Common Stock which in the opinion of such underwriters can be sold, and such shares shall be allocated pro rata among the holders of shares of Common Stock to be sold on the basis of the number of shares of Common Stock to be registered; provided, that if shares of Common Stock are being offered for the account of other Persons (including the Company) as well as such Stockholder or Stockholders, a reduction in number of shares shall first be made from the shares intended to be offered by such Persons other than the Stockholder or Stockholders. Anything in this Agreement to the contrary notwithstanding, in the event that the Stockholder or Stockholders request registration of their Registrable Securities pursuant to this Section
1.3 and shares representing 50% or more of

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the Registrable Securities requested to be included by such Stockholder or
Stockholders are excluded from the offering by the managing underwriter or underwriters thereof, then such registration shall not constitute, or be counted as, the registration requested by the Stockholders pursuant to Section 1.3 hereof.

     (f) Notwithstanding the foregoing, the Company shall not be required to register any Registrable Securities pursuant to this Section 1.3: (i) during a reasonable period of time, not to exceed six months, following the IPO Date, if the Company has been advised by the managing underwriters for the IPO that a registration of Registrable Securities pursuant to this Section 1.3 would adversely affect the market for the Common Stock, (ii) during a reasonable period of time (not to exceed 30 days) with respect to which the Board of Directors of the Company has determined that a registration of Registrable Securities pursuant to this Section 1.3 would adversely affect the Company because of a material non-public acquisition or similar material transaction that is pending or imminent, or (iii) for a period of three months following the effective date of a Company registration statement as described in Section 1.4 hereof, provided that the Stockholder or Stockholders were offered the opportunity to have the Registrable Securities included therein and declined to request that a majority of such shares be so included.

     1.4 Company Registration. At any time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Stockholders) any shares of its Common Stock under the Securities Act for sale (other than registration of the Common Stock for issuance or sale (a) pursuant to Section 1.3 hereof or (b) in connection with
(i) employee or non-employee director compensation or benefit programs, (ii) an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or (iii) an acquisition, merger or other business combination using a registration statement on Form S-4 or any successor or other appropriate form), the Company will give prompt written notice (which, in any event, shall be given no less than 15 days prior to the filing of a registration statement with respect to such offering) to the Stockholders of its intention so to do and, upon the written request of any Stockholder sent within 15 days after the effective date of any such notice, the Company will, subject to the provisions of Sections 1.5 and 1.7 hereof, use its Best Efforts to cause all Registrable Securities as to which any such Stockholder or Stockholders shall have so requested registration, to be registered under the Securities Act, all to the extent necessary to permit the sale in such offering of the Registrable Securities so registered on behalf of such Stockholder or Stockholders in the same manner as the Company (or stockholder other than one of the Stockholders, as the case may be) proposes to offer its shares of Common Stock. The Company shall use its Best Efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested by the Stockholder or Stockholders to be included in the registration for such offering on the same terms and conditions as the shares of Common Stock of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver an opinion to the Company and the requesting Stockholder or Stockholders that the total number of shares of Common Stock which the requesting Stockholder or Stockholders or the Company, and any other Persons, intend to include in such offering will in the good faith opinion of such managing underwriter or underwriters materially and adversely affect the success of such

                                      -4-
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offering, then the number of shares of Common Stock to be offered for the account of the Stockholder(s) shall be reduced pro rata based upon the number of shares of Common Stock proposed to be sold by the Stockholder or Stockholders and any other Persons (excluding the Company and the stockholder(s) for whom the Company filed such Registration Statement) to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering to the number of shares recommended by such managing underwriter.

     1.5 Obligations of the Company. If and whenever the Company is required by the provisions of this Agreement to use its Best Efforts to effect the registration of any Registrable Securities, the Company shall as expeditiously as reasonably practicable:

     (a) Prepare and file with the Commission a registration statement on an appropriate form under the Securities Act and use its Best Efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, as soon as practicable, the Company will furnish to the requesting Stockholder or Stockholders and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the requesting Stockholder or Stockholders and the underwriters, and the Company will not file any registration statement or amendment thereto, or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the requesting Stockholder or Stockholders or the underwriters, if any, shall reasonably object in the light of the requirements of the Securities Act and any other applicable laws and regulations.

     (b) Prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; cause the related prospectus to be filed pursuant to Rule 424(b) under the Securities Act; cause such prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424(b) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition set forth in such registration statement or supplement to such prospectus.

     (c) Notify the requesting Stockholder or Stockholders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has ben filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceeding for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 1.5(1) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension or qualification of any of the Registrable Securities

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for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material factor or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such registration statement inadvisable pending such disclosures and post-effective amendment.

     (d) Make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

     (e) If requested by the managing underwriters or any Stockholder or Stockholders in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post effective amendment such information as the managing underwriters and such Stockholder or Stockholders agree should be included therein relating to such sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters and the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by such Stockholder or Stockholders or any underwriter of such Registrable Securities.

     (f) Furnish to each Stockholder requesting registration and each managing underwriter, if any, without charge, at least one signed copy of the registration statement, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

     (g) Deliver without charge to each Stockholder requesting registration and the underwriters, if any, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each such Stockholder and the underwriters, if any, in connection with the offer and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto.

     (h) Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Stockholder or Stockholders requesting registration, the underwriters, if any, and respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as each such Stockholder or an underwriter reasonably requests in writing; keep each such registration or qualification effective

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during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company will not be required in connection therewith or as a condition thereto to qualify generally to do business or subject itself to general service of process in any such jurisdiction where it is not then so subject.

     (i) Cooperate with each requesting Stockholder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters.

     (j) Use its Best Efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary, if any, to consummate the disposition of such Registrable Securities.

     (k) Upon the occurrence of any event contemplated by Section 1.5(c)(ii) -
(vii) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

     (l) Enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities to be covered by such registration are to be offered in an underwritten offering: (i) make such representations and warranties to the requesting Stockholder or Stockholders with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof with respect to the registration statement and the prospectus in the form, scope and substance which are customarily delivered in underwritten offerings; (iii) in the case of an underwritten offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the requesting Stockholder or Stockholders) addressed to such Stockholder or Stockholders and the underwriters, if any, covering the matters customarily covered in opinions delivered in underwritten offerings and such other matters as may be reasonably requested by such Stockholder or Stockholders and such underwriters; (iv) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to such Stockholder or Stockholders and the underwriters, if any, such

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letters to be in customary form and covering maters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings; (v) if any underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures customarily included in underwriting agreements in underwritten offerings; and (vi) the Company shall deliver such documents and certificates as may be requested by such Stockholder or Stockholders and the managing underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

     (m) Make available for inspection by a representative of any Stockholder or Stockholders requesting registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any such Stockholder or Stockholders or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order.

     (n) Otherwise use its Best Efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 90 days after the end of any 12-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering and (ii) beginning with the first day of the Company's first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement, which statements shall cover said 12-month periods.

     In connection with any registration of Registrable Securities, the Company may require any Stockholder whose Registrable Securities shall have been registered hereunder to furnish to the Company such information regarding itself and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each Stockholder agrees by acquisition of Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.5(c)(ii)-(vii) hereof, such Stockholder will forthwith discontinue disposition of Registrable Securities covered by such registration statement or prospectus until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.5(c)(i) hereof, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and if so directed by the Company, the Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Stockholder's possession, of the prospectus covering such Registrable Securities current at the time

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of receipt of such notice.  In the event the Company shall give any such notice, the time period mentioned in Section 1.3(a) shall be extended by the number of days during the time period from and including the date of the giving of such notice pursuant to Section 1.5(c) hereof to and including the date when such Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.5(c) hereof.

     1.6 Expenses of Registration. All expenses incurred in connection with a registration, filing or qualification pursuant to Section 1.3 or 1.4 hereof (other than fees and expenses of the Company's counsel), including, without limitation, registration, filing and qualification fees, printers' and accounting fees (other than the fees and disbursements of counsel for any Stockholder or Stockholders requesting registration, which shall be paid by such Stockholder or Stockholders) and any underwriting discounts and commissions, shall be borne and paid by such Stockholder or Stockholders, pro rata in such proportion as the number of Registrable Securities registered pursuant to such registration bears to the total amount of securities registered pursuant thereto.

     1.7  Underwritten Registrations.

     (a) If any of the Registrable Securities covered by any registration under
Section 1.3 are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the requesting Stockholder or Stockholders, subject to the consent of the Company, which consent will not be unreasonably withheld.

     (b) The requesting Stockholder or Stockholders may not participate in any underwritten registration under Section 1.4 hereunder unless it (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. In connection with any underwritten offering that includes securities being issued or sold by the Company, the Company shall be the Person entitled to approve the terms of the underwriting arrangements.

     1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless the requesting Stockholder or Stockholders, the officers and directors of each such Stockholder, each underwriter of Registrable Securities and each other Person, if any, who controls each such Stockholder or such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under

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which such Registrable Securities were registered under the Securities Act pursuant hereto, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of the registration statement and not corrected in the final prospectus, or contained in the final prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any such Person for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or expense; provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or omission or alleged untrue statement or omission which has been made in said registration statement, preliminary prospectus, prospectus or amendment or supplement or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company by any such Stockholder or such underwriter specifically for use in the preparation thereof.

     (b) To the extent permitted by law, each Stockholder whose Registrable Securities shall have been registered pursuant to this Agreement will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each underwriter and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Company or any such Person, may become subject under the Securities Act or otherwise, and will reimburse the Company or any such Person for any legal or other expenses reasonably incurred by the Company or such Person in connection with investigating or defending any such loss, claim, damage, liability or expense, but only insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission of a material fact referred to in clause (i) or (ii) of
Section 1.8(a) hereof, in each case to the extent (and only to the extent) that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Stockholder specifically for use in connection with such registration; provided, however, that the indemnity agreement contained in this
Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such Stockholder, which consent shall not be unreasonably withheld; and, provided further, that the obligations a Stockholder under this Section 1.8(b) shall be limited to an amount equal to the amount of proceeds from the sale by such Stockholder of Registrable Securities included in a registration statement under this Agreement to which such obligations relate.

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     (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure so to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

     (d) If the indemnification provided for in this Section 1.8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided that the obligations of a Stockholder under this Section 1.8(d) shall be limited to an amount equal to the amount of proceeds from the sale by such Stockholder of Registrable Securities included in a registration statement under this Agreement to which such obligations relate. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 1.8(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     1.9 Reports Under Exchange Act. With a view to making available to the Stockholders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Stockholder to sell securities of the Company to the public without registration, the Company agrees to:

     (a) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder; and

     (b) furnish to any Stockholder forthwith upon request (i) a written statement by the Company as to whether it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company pursuant to the Exchange Act and (iii) such other information as may be reasonably requested in availing such Stockholder of any rule or regulation of the Commission which permits the sale of any securities without registration.

     1.10 Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned, in whole or in part, to an assignee of the Registrable Securities (to the extent the shares of Common Stock are assigned), by any Stockholder without the prior written consent of the Company.

     1.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Stockholders holding more than 50% of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would conflict with any term of this Agreement, including (i) the right to exclude other securities under Section 1.3(e) and (ii) the right of the Stockholders to register and offer Registrable Securities under Section 1.4 on a pro-rata basis if a reduction in the amount of Common Stock intended to be offered is necessary in an underwritten offering with any other Persons (excluding shares to be offered by the Company and the stockholder(s) for whom the Company files such Registration Statement) intending to register and offer their Common Stock. Except as set forth on Schedule A hereto, the Company is not a party to any currently subsisting agreement with respect to its securities granting any registration rights to any Person.

     1.12 Company's Hold-Back Agreements.

     (a) The Company agrees not to effect any public sale or distribution of any securities similar to those being registered during the 14-day period prior to, and during the 60-day period beginning on, the date the distribution under a registration statement filed pursuant to Section 1.3 or 1.4 hereof is completed (except as part of such registration or in connection with (A) employee or non-employee director compensation or benefit programs, (B) an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company, or (C) an acquisition, merger or other business combination using a registration statement on Form S-4 or any successor or other appropriate form).

     (b) Each holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities which (i) are similar in nature as the securities of the Company being registered and (ii) the Stockholder(s) declined to include in such Registration Statement after being given the opportunity to do so by the Company, during the 14 days prior to and during the 60-day period beginning on, the effective date of a Registration Statement filed by the Company, but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriting or underwriters in the case of an underwritten public offering or, if such offering is not underwritten, by the Company of securities similar to the Registrable Securities.

                                   ARTICLE II

                                 MISCELLANEOUS

     2.1 Successors and Assigns; No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective permitted successors and assigns any rights or remedies under or by reason of this Agreement, except as expressly provided in this Agreement.

     2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

     2.3 Counterparts. This Agreement maybe executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

     2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are inserted for convenience only and are not to be considered in construing or interpreting this Agreement.

     2.5 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by (a) personal delivery, (b) expedited delivery service, (c) telefax with confirmed delivery or (d) certified or registered mail, postage prepaid. Any such notice shall be deemed given upon its receipt at the following address or telefax number, as applicable:

     (i)  If to Equitable or Energy:

               ERI Investments, Inc.
               420 Boulevard of the Allies
               Pittsburgh, Pennsylvania 15219
               Telefax: (412) 553-3863
               Attention: Jeff Swoveland

          With a copy to:

               Michael L. Bengtson
               Thompson & Knight, P.C.
               1700 Pacific Avenue, Suite 3300
               Dallas, Texas 75201
               Telefax: (214) 969-1751

and thereafter at such other address, notice of which is given to the Company in accordance with this Section 2.5; and

     (ii) If to the Company:

               10200 Grogans Mill Road, Suite 500
               The Woodlands, Texas 77380
               Telefax: (281) 364-3759
               Attn: Steven W. Nance

          With a copy to:

               Reeder E. Ratliff, Esq.
               Crowe & Dunlevy
               1800 Mid-America Tower
               20 North Broadway
               Oklahoma City, Oklahoma 73102
               Telefax: (405) 272-5246

and thereafter at such other address, notice of which is given in accordance with this Section 2.5.

     2.6 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof (which may be generally or in a particular instance and either retroactively or prospectively) may not be given, unless the Company has obtained the written consent of Stockholders holding more than 50% of the Registrable Securities.

     2.7 Severability. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance shall be held invalid or unenforceable, the remaining portion of such provision, as it applies to other Persons or circumstances and the remaining provisions, shall not be affected or impaired thereby.

     2.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities received by the Stockholder pursuant to the Acquisition. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                              THE COMPANY:

                              XPLOR ENERGY, INC.


                              By: /s/ W. E. Rowsey
                                  --------------------------
                              Name: W. E. Rowsey
                                   -------------------------
                              Title: Chairman
                                    ------------------------


                              EQUITABLE:

                              ERI INVESTMENTS, INC.


                              By: /s/ Jeffrey C. Swoveland
                                 ---------------------------
                              Name: Jeffrey C. Swoveland
                                   -------------------------
                              Title: President
                                    ------------------------


                              ENERGY:

                              420 ENERGY INVESTMENTS, INC.


                              By: /s/ Jeffrey C. Swoveland
                                  -------------------------
                              Name: Jeffrey C. Swoveland
                                   ------------------------
                              Title: President
                                    -----------------------

                                  SCHEDULE "A"

                         Registration Rights Agreement


     As of September 24, 1997, XPLOR has registration rights agreements with Stratum Group L.P. and Credit Lyonnais, New York Branch.